UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

CommerceTel Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

8929 Aero Drive, Suite E
San Diego, CA 92123
 (Address of principal executive offices) (zip code)

(866)622-4261
 (Registrant’s telephone number, including area code)

Copies to:
Louis A. Brilleman, Esq.
1140 Avenue of the Americas, 9th Floor
New York, New York 10036
Phone: (212) 584-7805
Fax: (646) 380-6899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c)

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of CommerceTel Corporation, Inc. (the “Company”) filed with the Securities and Exchange Commission on November 8, 2019 (the “Original 8-K”).  Because the filing date of the Original 8-K was within 45 days after the most recent quarter end  of CommerceTel, Inc, a Nevada corporation (“CommerceTel”), the business being acquired by the Company, the financial statements of CommerceTel required by Items 2.01(f) and 9.01 of Form 8-K did not include the most recent quarter end review. Accordingly, the Company is now filing the information that would be required to be included in a quarterly review for CommerceTel.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The Financial Statements of CommerceTel, Inc as of September 30, 2010 are included herein as Exhibit 99.1.

(b)  Pro Forma financial information.

Not applicable.

(c)  Shell company transaction.

Not applicable.

(d) Exhibits.

99.1	Financial Statements of CommerceTel, Inc as of September 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCETEL CORPORATION

November 15, 2010	By:	/s/ Dennis Becker
Chief Executive Officer